SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       Form 8-K


                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): November 16, 1994


                     RESORTS INTERNATIONAL HOTEL FINANCING, INC.
                (Exact name of registrant as specified in its charter)


                  Delaware              1-9762             65-0461729
              (State or other        (Commission         (IRS employer
              jurisdiction of        file number)        identification
               incorporation)                                number)


                           1133 Boardwalk
                      Atlantic City, New Jersey                 08401
              (Address of principal executive offices)       (Zip code)


         Registrant's telephone number, including area code:  (609) 344-6000















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         Item 5.  Other Events

              On November 16, 1994, Resorts International Hotel, Inc. ("RIH"), purchased 12,899 Units comprising $12,899,000 principal amount of Junior Mortgage Notes due 2004 issued by Resorts International Hotel Financing, Inc. ("RIHF") and 12,899 shares of Class B Redeemable Common Stock issued by Resorts International, Inc. ("RII") at a price of $6,740,000. RIH and RIHF are both wholly-owned subsidiaries of RII. RIH, the owner and operator of Merv Griffin's Resorts Casino Hotel in Atlantic City, New Jersey, is the source of debt service and the guarantor of the Junior Mortgage Notes issued by RIHF. A total of 35,000 Units were issued as part of the reorganization of RII in May 1994.








































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                                      SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                             RESORTS INTERNATIONAL HOTEL FINANCING, INC.
                                            (Registrant)




                                      /s/ Matthew B. Kearney
                                    Matthew B. Kearney
                                    President
                                    (Authorized Officer of
                                    Registrant and Chief
                                    Financial Officer)


         Date:  November 23, 1994





























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